Exhibit.10.26

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.
FIRST AMENDMENT TO LEASE
THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of this [***]day of [***] March, 2014, by and between BMR-MEDICAL CENTER DRIVE LLC, a Delaware limited liability company (“Landlord”), and J. CRAIG VENTER INSTITUTE, INC., successor in interest to The Institute for Genomic Research, Inc., a Maryland non-stock corporation (“Tenant”).
RECITALS
A.    WHEREAS, Landlord and Tenant entered into that certain Lease dated as of May 3, 2010 (as the same may have been amended, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 9704 Medical Center Drive in Rockville, Maryland (the “Building”);
B.    WHEREAS, Landlord and Tenant desire to revise Base Rent for the Premises; and
C.    WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.
AGREEMENT
NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:
1.Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.”
2.Base Rent. Effective as of [***] (the “Rent Adjustment Date”), initial monthly and annual installments of Base Rent for the Premises shall be as set forth in the chart below, subject to adjustment under the Lease:

Dates	Square Feet of Rentable Area	Base Rent Per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
[***]	[***]	[***]	[***]	[***]

3.Rent Adjustments. Effective as of the Rent Adjustment Date, Article 8 of the Existing Lease is hereby deleted in its entirety and replaced with the following:
BioMed Realty form dated 1/28/14

”8.    Rent Adjustments. Base Rent shall be subject to an annual upward adjustment of [***] percent ([***]%) of the then-current Base Rent. The first such adjustment shall become effective commencing on the first (1st) annual anniversary of the Rent Adjustment Date, and subsequent adjustments shall become effective on every successive annual anniversary for so long as this Lease continues in effect.”
4.Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, as Broker’s sole cost and expense) and hold harmless the Landlord Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.
5.Additional Definitions. “Landlord Indemnitees,” as used in the Lease, means, collectively, Landlord and its affiliates, employees, agents, contractors and Lenders. “Lender,” as used in the Lease, means any lender, mortgagee or beneficiary.
6.No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.
7.Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:
J. Craig Center Institute, Inc.
9704 Medical Center Drive
Rockville, Maryland 20859
Attn: Vice President, General Counsel;
with a copy to:
Arnold & Porter LLP
555 12th Street, NW
Washington, DC 20004
Attn: Kenneth Schwartz.
8.Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the dat hereof, the term “Lease” as used in the Lease shall mean the Existing Lease, as modified by this Amendment.
9.Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

10.Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.
11.Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.
12.Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.
LANDLORD:
BMR-MEDICAL CENTER DRIVE LLC,
a Delaware limited liability company
By: /s/ Jonathan P., Klassen
Name: Jonathan P. Klassen
Title: Senior Vice President

TENANT:
J. CRAIG VENTER INSTITUTE, INC.,
successor in interest to The Institute for Genomic Research, Inc., a Maryland non-stock corporation
By: /s/ Robert J. Walden
Name: Robert J. Walden
Title: Vice President Finance